Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT
THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of March 16, 2016 (this “Second Amendment”), is made among Unum Group, a Delaware corporation (the “Borrower”), the lenders party hereto, and Wells Fargo Bank, National Association, as administrative agent for the Lenders (the “Administrative Agent”).

RECITALS
A.    Reference is hereby made to the Credit Agreement dated as of August 29, 2013 (as amended by the First Amendment dated as of January 15, 2015 and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement) among the Borrower, the lenders and other financial institutions from time to time party thereto (the “Lenders”), and the Administrative Agent.
B.    The Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement; and the Lenders are willing to make such amendments to the Credit Agreement, subject to the terms and conditions set forth herein.
STATEMENT OF AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT

1.1    Amendments to Section 1.1 Consisting of Modifying Existing Definitions. The following existing definitions in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety as follows:

“Base Rate” means the highest of (i) the per annum interest rate publicly announced from time to time by Wells Fargo in Charlotte, North Carolina, to be its prime commercial lending rate (which may not necessarily be its lowest or best lending rate), as adjusted to conform to changes as of the opening of business on the date of any such change in such prime rate, (ii) the Federal Funds Rate plus 0.5% per annum, as adjusted to conform to changes as of the opening of business on the date of any such change in the Federal Funds Rate, (iii) the LIBOR Rate for an Interest Period of one month plus 1%, as adjusted to conform to changes as of the opening of business on the date of any such change of such LIBOR Rate and (iv) 0%.

“Commitment Termination Date” means March 16, 2021 (or if such day is not a Business Day, the immediately preceding Business Day), or such earlier date of termination of the Commitments pursuant to Section 2.6 or Section 8.2.

“Federal Funds Rate” means, for any period, a fluctuating per annum interest rate (rounded upwards, if necessary, to the nearest 1/100 of one percentage point) equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by the Administrative Agent. Notwithstanding the foregoing, if the Federal Funds Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.
“LIBOR Rate” means, with respect to any LIBOR Loan for any Interest Period, an interest rate per annum equal to (i) (A) the rate of interest appearing on Reuters Screen LIBOR01 Page (or any successor page) that represents the London Interbank Offered Rate for Dollar deposits or (B) if no such rate is available, the rate of interest determined by the Administrative Agent to be the rate or the arithmetic mean of rates at which Dollar deposits in immediately available funds are offered to first-tier banks in the London interbank Eurodollar market, in each case under clause (A) or (B) above at approximately 11:00 a.m., London time, two Business Days prior to the first day of such Interest Period (rounded upward, if necessary, to the nearest 1/100th of 1%) for a period substantially equal to such Interest Period and in an amount substantially equal to the largest principal amount of any Loan constituting part of the same Borrowing as such LIBOR Loan, divided by (ii) the amount equal to 1.00 minus the Reserve Requirement (expressed as a decimal) for such Interest Period. Notwithstanding the foregoing, if the LIBOR Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.
1.2    Amendment to Section 1.2. Section 1.2 of the Credit Agreement is hereby amended by amending and restating the final sentence thereto in its entirety as follows:
“Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities and any other accounting rule to the contrary shall be disregarded.”
1.3    Amendment to Section 2.17. Section 2.17 of the Credit Agreement is hereby amended by inserting the following new subsection (g):
(g)    Similar Treatment. Notwithstanding the foregoing Sections 2.17(a) and 2.17(b), no Lender, Issuing Bank or Recipient shall impose any costs specified therein or make any request for compensation pursuant thereto (or be entitled to any such additional costs) unless such Lender, Issuing Bank or Recipient is then generally imposing such cost upon or requesting such compensation from borrowers in connection with similar credit facilities containing similar provisions and at the time of such request certifies to the Borrower to the effect of the foregoing; provided such

Lender, Issuing Bank or Recipient shall not be required to disclose any of its records or any other information that it deems confidential.
1.4    Amendment to Section 2.18. Section 2.18 of the Credit Agreement is hereby amended by deleting all references to “originals” of IRS Forms appearing in subsection (g) thereof and replacing it with “copies.”
1.5    Amendment to Section 2.22. Section 2.22(a)(iv) of the Credit Agreement is hereby amended by amending and restating the first sentence thereto in its entirety as follows:
(iv)     All or any part of such Defaulting Lender’s Letter of Credit Exposure and Swingline Exposure shall automatically (effective on the day such Lender becomes a Defaulting Lender) be reallocated among the non-Defaulting Lenders in accordance with their respective Credit Exposures (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that such reallocation does not cause the Credit Exposure of any non-Defaulting Lender to exceed such non-Defaulting Lender’s Commitment.
1.6    Amendment to Section 5.3. Section 5.3 of the Credit Agreement is hereby amended by inserting “Material” before “Subsidiaries” in the second line thereof.
1.7    Amendment to Section 6.2. Section 6.2 of the Credit Agreement is hereby amended by deleting the figure $4,782,000,000 in clause (x) thereof and replacing it with the figure “$5,066,000,000.”
1.8    Amendment to Section 7.1. Section 7.1 of the Credit Agreement is hereby amended by (a) inserting “Material” before “Subsidiaries” in the second line thereof, (b) deleting subsection “(c)” in its entirety, (c) inserting “and” after the semicolon in subsection “(a)”, and (d) amending and restating clause “(b)” in its entirety as follows:
(b) any Material Subsidiary of the Borrower may consolidate or merge with, or into, (x) the Borrower (so long as the Borrower is the surviving Person), (y) any other Subsidiary of the Borrower so long as either the Material Subsidiary or a Wholly Owned Subsidiary is the surviving Person, or (z) so long as no Event of Default would occur or exist, any other Person, so long as the Material Subsidiary is the surviving Person, and, if the Material Subsidiary is a Wholly Owned Subsidiary, then the surviving Person is a Wholly Owned Subsidiary.

1.9    Amendment to Section 7.5.    Section 7.5(b) of the Credit Agreement is amended by deleting the phrase “consistent with past practice and” in the second line thereof.

1.10    Amendment to Section 7.6.     Section 7.6 of the Credit Agreement is hereby amended by inserting “and individual” before “benefits” in the third line thereof, and replacing “substantially” with “reasonably” in the last line thereof.

1.11    Amendment to Section 10.6(b). Section 10.6(b) of the Credit Agreement is hereby amended by amending and restating clause (vi) in its entirety as follows:

(vi)     no such assignment shall be made to a natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural Person).
1.12    Amendment to Section 10.6(e). Section 10.6(e) of the Credit Agreement is hereby amended by amending and restating the parenthetical beginning on the 2nd line thereof in its entirety as follows:
(other than a natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural Person) or the Borrower or any of the Borrower’s Affiliates or Subsidiaries)
ARTICLE II
CONDITIONS OF EFFECTIVENESS
This Second Amendment shall become effective on the date (such date being referred to as the “Second Amendment Effective Date”) on which each of the following conditions precedent is satisfied:
(a)    The Administrative Agent shall have received counterparts of this Second Amendment duly executed by the Borrower, the Lenders, the Fronting Bank, the Swingline Lender and the Administrative Agent.
(b)    The Administrative Agent shall have received a certificate, signed by an Authorized Officer of the Borrower, certifying that (A) all representations and warranties of the Borrower contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects (or if qualified by materiality or Material Adverse Effect, in all respects) as of the Second Amendment Effective Date, both immediately before and after giving effect to the Second Amendment (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects (or if qualified by materiality or Material Adverse Effect, in all respects) as of such date), (B) no Default or Event of Default has occurred and is continuing, both immediately before and after giving effect to the consummation of the transactions contemplated hereby, (C) no change, occurrence or development shall have occurred or become known to the Borrower since December 31, 2015 that could reasonably be expected to have a Material Adverse Effect, and (D) all conditions precedent to the Second Amendment Effective Date set forth in this Article II have been satisfied or waived as required thereunder.
(c)    The Administrative Agent shall have received, for the account of each Lender party hereto that delivers its executed signature page to this Second Amendment by no later than the date and time specified by the Administrative Agent, an upfront fee in an amount equal to the amount previously disclosed to the Lenders and agreed upon by the Borrower in writing.

(d)    The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the date of this Second Amendment, including with respect to any fee letters executed by the Borrower in connection with this Second Amendment, and including, to the extent invoiced, payment and/or reimbursement of the Administrative Agent’s reasonable out-of-pocket fees and expenses (including, to the extent invoiced, reasonable fees, charges and disbursements of counsel for the Administrative Agent) in connection with this Second Amendment.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
To induce the Administrative Agent and the Lenders to enter into this Second Amendment, the Borrower represents and warrants to the Administrative Agent, the Issuing Banks and the Lenders as follows:
3.1    Each of the representations and warranties set forth in the Credit Agreement and in the other Credit Documents is true and correct in all material respects (or if qualified by materiality or material adverse effect, in all respects) on and as of the Second Amendment Effective Date, with the same effect as if made on and as of such date, both immediately before and after giving effect to this Second Amendment (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects (or if qualified by materiality or material adverse effect, in all respects) as of such date), provided that the representations and warranties contained in subsection (a) and (b) of Section 4.12 of the Credit Agreement shall be deemed to refer to the most recent financial statement furnished pursuant to Section 5.1 of the Credit Agreement.
3.2    No Default or Event of Default has occurred and is continuing on the Second Amendment Effective Date, both immediately before and after giving effect to this Second Amendment.
ARTICLE IV
ACKNOWLEDGEMENT AND CONFIRMATION OF THE BORROWER
The Borrower hereby confirms and agrees that, after giving effect to this Second Amendment, the Credit Agreement and the other Credit Documents remain in full force and effect and enforceable against the Borrower in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect, and the amendments contained herein shall not, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, the Obligations of the Borrower evidenced by or arising under the Credit Agreement and the other Credit Documents, which shall not in any manner be impaired, limited, terminated, waived or released, but shall continue in full force and effect. This acknowledgement and confirmation by the Borrower is made and delivered to induce the Administrative Agent and the Lenders to enter into this Second Amendment, and the Borrower acknowledges that the Administrative Agent and the Lenders would not enter into this Second Amendment in the absence of the acknowledgement and confirmation contained herein.
ARTICLE V
MISCELLANEOUS
5.1    Governing Law. This Second Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.
5.2    Full Force and Effect. Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after amendment by this Second Amendment. Any reference to the Credit Agreement or any of the other Credit Documents herein or in any such documents shall refer to the Credit Agreement and Credit Documents as amended hereby. This Second Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein. This Second Amendment shall constitute a Credit Document under the terms of the Credit Agreement.
5.3    Expenses. The Borrower agrees (i) to pay all reasonable and documented fees and expenses of counsel to the Administrative Agent, and (ii) to reimburse the Administrative Agent for all reasonable and documented out-of-pocket expenses, in each case, in connection with the preparation, negotiation, execution and delivery of this Second Amendment and the other Credit Documents delivered in connection herewith.
5.4    Severability. To the extent any provision of this Second Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Second Amendment in any jurisdiction.
5.5    Successors and Assigns. This Second Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.
5.6    Construction. The headings of the various sections and subsections of this Second Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.
5.7    Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Second Amendment by telecopy or by electronic mail in a .pdf or similar file shall be effective as delivery of a manually executed counterpart of this Second Amendment.
5.8    FATCA. For purposes of determining withholding Taxes imposed under FATCA, from and after the Second Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
[Balance of Page Intentionally Left Blank].

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective authorized officers as of the day and year first above written.
UNUM GROUP, as Borrower

By: /s/ Kevin McMahon
Name:    Kevin McMahon
Title:    Senior Vice President, Treasurer

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, L/C Agent, the Fronting Bank, Swingline Lender, and as a Lender

By: /s/ Grainne M. Pergolim
Name: Grainne M. Pergolim
Title: Managing Director

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Kristen M. Murphy
Name: Kristen M. Murphy
Title: Vice President

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

SUNTRUST BANK, as Lender

By: /s/ Paula Mueller
Name: Paula Mueller
Title: Director

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A., as Lender

By: /s/ Derek Miller
Name: Derek Miller
Title: Vice President

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

CITIBANK, N.A., as Lender

By: /s/ Robert Chesley
Name:    Robert Chesley
Title:    Vice President and Managing
Director

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

REGIONS BANK, as Lender

By: /s/ Peter Wesemeier
Name: Peter Wesemeier
Title: Managing Director

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

U.S. BANK, NATIONAL ASSOCIATION, as Lender

By: /s/ Ferris Joanis
Name: Ferris Joanis
Title: Vice President

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

BRANCH BANKING AND TRUST COMPANY, as Lender

By: /s/ Sean Miller
Name: Sean Miller
Title: Vice President

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

FIFTH THIRD BANK, as Lender

By: /s/ John D. Izard
Name: John D. Izard
Title: Vice President

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

THE BANK OF NEW YORK MELLON, as Lender

By: /s/ Kenneth P. Sneider, Jr.
Name: Kenneth P. Sneider, Jr.
Title: Managing Director

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT